     EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Jean-Marc Allain, President and Chief Executive Officer of Trans-Lux Corporation (the “Registrant”), do hereby certify, to the best of my knowledge that:

(1) The Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 being filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

            This Certification accompanies this Form 10-K as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Registrant or the certifying officer.

            /s/ J.M. Allain

Date:  April 16, 2012                                                    Jean-Marc Allain

President and Chief Executive Officer

EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Angela D. Toppi, Executive Vice President and Chief Financial Officer of Trans-Lux Corporation (the “Registrant”), do hereby certify, to the best of my knowledge that:

(1) The Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 being filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

            This Certification accompanies this Form 10-K as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Registrant or the certifying officer.

            /s/ Angela D. Toppi

Date:  April 16, 2012                                                    Angela D. Toppi

Executive Vice President and

Chief Financial Officer